UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 25, 2020

Albertsons Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39350	47-4376911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Parkcenter Blvd.

Boise, Idaho 83706

(Address of principal executive office and zip code)

(208) 395-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	ACI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Stockholders’ Agreement

In connection with the completion of the initial public offering (the “Offering”) of Class A common stock, par value $0.01 per share (the “Common Stock”) of Albertsons Companies, Inc. (the “Company”), described in the Company’s prospectus (the “Prospectus”), dated June 25, 2020, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, which is deemed to be part of the Company’s Registration Statement on Form S-1 (File No. 333-236956), as amended (the “Registration Statement”), initially filed with the Securities and Exchange Commission on March 6, 2020, the Company entered into a Stockholders’ Agreement, dated as of June 25, 2020, by and among the Company and the stockholders named therein (the “Stockholders’ Agreement”). For further information concerning the Stockholders’ Agreement, see the sections entitled “Certain Relationships and Related Party Transactions—Stockholders’ Agreement” and “Description of Capital Stock—Stockholders’ Agreement” in the Prospectus. The terms of the Stockholders’ Agreement are substantially the same as the terms set forth in the form of such Stockholders’ Agreement previously filed as an exhibit to the Registration Statement and as described therein.

Amendment No. 1 to Amended and Restated Investment Agreement

On June 25, 2020, the Company entered into Amendment No.1 (the “Investment Agreement Amendment”) to the Amended and Restated Investment Agreement, dated as of June 9, 2020 (the “Investment Agreement”), with certain investors to the Investment Agreement (the “Consenting Investors”). Pursuant to the Investment Agreement Amendment, the Consenting Investors agreed that they will not exercise the IPO Demand (as defined in the Investment Agreement) if the Company has completed an initial public offering that generates gross cash proceeds to the Company and/or selling stockholders of at least $800,000,000 in the aggregate.

The foregoing description of the Stockholders’ Agreement and the Investment Agreement Amendment do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Stockholders’ Agreement and the Investment Agreement Amendment, which are attached hereto as Exhibit 4.1 and Exhibit 10.1, respectively, and incorporated herein by reference.

Item 3.03.	Material Modification of Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

Effective as of the consummation of the Offering, Dean S. Adler and Scott Wille resigned from our board of directors. Messrs. Adler and Wille’s resignations were not the result of any disagreement between Messrs. Adler and Wille and the Company, its management, board of directors or any committee thereof, or with respect to any matter relating to the Company’s operations, policies or practices.

Effective as of the consummation of the Offering, and as set forth in that certain Emeritus Agreement, dated December 16, 2019, between the Company and Robert G. Miller, Mr. Miller ceased to be a member of our board of directors.

Albertsons Companies, Inc. 2020 Omnibus Incentive Plan

In connection with the Offering, the board of directors of the Company adopted, and a majority of the stockholders of the Company entitled to vote thereon approved, the Albertsons Companies, Inc. 2020 Omnibus Incentive Plan (the “Incentive Plan”), as described in the Prospectus. The Incentive Plan became effective upon the consummation of the Offering. For further information concerning the Incentive Plan, see the section entitled “Executive Compensation—Compensation Discussion and Analysis—Omnibus Incentive Plan” in the Prospectus. The terms of the Incentive Plan are substantially the same as the terms set forth in the form of such Incentive Plan previously filed as an exhibit to the Registration Statement and as described therein.

The foregoing description of the Incentive Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Incentive Plan, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Designations

On June 25, 2020, the Company filed with the Secretary of State of the State of Delaware an Amendment to the Certificate of Designations of 6.75% Series A Convertible Preferred Stock of the Company (the “Series A Amendment”) and an Amendment to the Certificate of Designations of 6.75% Series A-1 Convertible Preferred Stock of the Company (the “Series A-1 Amendment”). Each of the Series A Amendment and the Series A-1 Amendment revised the definition of “Qualified IPO” in their respective certificate of designations to mean an initial public offering that generates gross cash proceeds to the Company and/or selling stockholders of at least $800,000,000 in the aggregate.

Amended and Restated Bylaws

On June 30, 2020, the Amended and Restated Bylaws (the “Bylaws”) of the Company became effective, as contemplated by the Registration Statement. The terms of the Bylaws are substantially the same as the terms set forth in the form of such Bylaws previously filed as an exhibit to the Registration Statement and as described therein.

The foregoing description of the Series A Amendment, the Series A-1 Amendment and the Bylaws do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Series A Amendment, the Series A-1 Amendment and the Bylaws, which are attached hereto as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3, respectively, and are incorporated herein by reference.

Item 8.01.	Other Events.

Completion of Offering of Common Stock

On June 30, 2020, the selling stockholders named in the Prospectus (the “Selling Stockholders”) completed the Offering of a total of 50,000,000 shares of Common Stock at an initial price to the public of $16.00 per share (resulting in aggregate gross proceeds of $800 million) or $15.2716 per share (net of underwriting discounts) to a syndicate of underwriters, for which BofA Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Citigroup Global Markets Inc. acted as representatives. The Company did not receive any proceeds from the sale of shares of Common Stock by the Selling Stockholders in the Offering. The other underwriters in the syndicate were Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Evercore Group L.L.C., Guggenheim Securities, LLC, Oppenheimer & Co. Inc., RBC Capital Markets, LLC, Telsey Advisory Group LLC, MUFG Securities Americas Inc., Academy Securities, Inc., Blaylock Van, LLC, Drexel Hamilton, LLC, Loop Capital Markets LLC, Penserra Securities LLC, Samuel A. Ramirez & Company, Inc., Stern Brothers & Co. and Tigress Financial Partners, LLC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

3.1	Certificate of Amendment to Certificate of Designations of 6.75% Series A Convertible Preferred Stock of Albertsons Companies, Inc.

3.2	Certificate of Amendment to Certificate of Designations of 6.75% Series A-1 Convertible Preferred Stock of Albertsons Companies, Inc.

3.3	Amended and Restated Bylaws of Albertsons Companies, Inc.

4.1	Stockholders’ Agreement by and among Albertsons Companies, Inc. and holders of stock of Albertsons Companies, Inc. signatory thereto.

10.1	Amendment No.1, dated as of June 25, 2020, to the Amended and Restated Investment Agreement, dated as of June 9, 2020, by and among Albertsons Companies, Inc. and each of the investors named therein.

10.2

Albertsons Companies, Inc. 2020 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.23 to Amendment No. 3 to the Company’s Registration Statement on Form S-1 (File No. 333-236956) filed with the SEC on June 18, 2020).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Albertsons Companies, Inc.

Dated: June 30, 2020

	By:	/s/ Juliette W. Pryor
Juliette W. Pryor
Executive Vice President, General Counsel and Secretary